Exhibit 10.1

AMENDMENT

Dated as of May 8, 2013

To the Lenders party to the Credit Agreement
and the Administrative Agent referred to below

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement, dated as of June 17, 2011 and as amended as of May 8, 2012 (the “Credit Agreement”), among FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as the Borrowers, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto, the swing line lenders party thereto and the Lenders party thereto, and (ii) the Borrowers’ request, dated March 25, 2013, for a Commitment Increase in the aggregate amount of $500,000,000 and a one-year extension of the Termination Date to May 8, 2018 (the “Extension Request”). This amendment and extension of the Credit Agreement is hereinafter referred to as this “Amendment”, and the Credit Agreement, as amended by this Amendment, is referred to as the “Amended Credit Agreement”. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.
Section 1. Credit Agreement Amendment. The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is amended as follows:
(a)The defined term “Alternate Base Rate” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Alternate Base Rate’ means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of (i) the rate of interest per annum announced by RBS from time to time, as its “prime rate”, (ii) the sum of 1/2 of 1% per annum plus the Federal Funds Rate in effect from time to time and (iii) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/32 of 1%) appearing on the Service (as defined in the definition of Eurodollar Rate) equal to the one-month London interbank offered rate for deposits in Dollars as determined at approximately 11:00 a.m. (London time) on such day (or if such day is not a Business Day, on the next preceding Business Day), plus 1%; provided, however, if more than one rate is specified on the Service (as defined in the definition of Eurodollar Rate), the applicable rate shall be the arithmetic mean of all such rates plus 1%.”

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(b)The term “Borrower Sublimit” set forth in Section 1.01 is amended by (i) replacing the amount “$2,000,000,000” appearing opposite the text “FE” with the amount “$2,500,000,000”, and (ii) replacing the amount “$425,000,000” appearing opposite the text “JCP&L” with the amount “$600,000,000”.
(c)The defined term “CEI PUCO Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘CEI PUCO Order’ means the order of the PUCO, dated December 19, 2012, that authorizes CEI to obtain Extensions of Credit until December 31, 2013, as amended, extended, supplemented, replaced or renewed from time to time.”
(d)The term “Disclosure Documents” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Disclosure Documents’ means (i) FE’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Current Reports on Form 8-K filed in 2013 prior to the Amendment Date (as defined below) and (ii) with respect to any Borrower that is required to file reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, such Borrower’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Current Reports on Form 8-K filed in 2013 prior to the Amendment Date and (iii) with respect to any Borrower that is not required to file reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, (A) such Borrower’s consolidated balance sheets as of December 31, 2012, and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, with, in each case, any accompanying notes, all prepared in accordance with GAAP and (B) the matters described in the portion of Schedule VI hereto applicable to such Borrower as indicated thereon.”
(e)The defined term “Eurodollar Rate” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Eurodollar Rate’ means, for the Interest Period for any Eurodollar Rate Advance made in connection with any Borrowing, the rate of interest per annum (rounded upward to the nearest 1/32 of 1%) as calculated by the British Bankers’ Association (or any other person which takes over the administration of that rate) and obtained through a nationally recognized service such as the Dow Jones Market Service (Telerate) or Reuters (the “Service”) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period. If, for any reason, such rate is not available, the term “Eurodollar Rate” for such Interest Period shall mean an interest rate per annum equal to the average rate per annum (rounded upward to the nearest 1/32 of 1%) at which deposits in Dollars are offered by the Reference Banks to prime banks in the London interbank eurodollar market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Reference Banks’ respective Percentages of such

Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period.”
(f)The term “Fee Letters” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Fee Letters’ means (i) the letter agreement, dated as of April 27, 2011, between FE and RBS, (ii) the letter agreement, dated as of April 27, 2011, among the Borrowers, RBS, RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., Barclays Bank PLC, J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A., (iii) the letter agreement, dated as of May 2, 2011, among the Borrowers, Citigroup Global Markets Inc., KeyBank National Association, The Bank of Nova Scotia, Union Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC, (iv) the letter agreement, dated as of April 10, 2012, among the Borrowers, FES, AESC, RBS, RBS Securities Inc., J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A., and (v) the letter agreement, dated as of May 8, 2013, among the Borrowers, FES, AESC, RBS, RBS Securities Inc., J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A. (the “2013 Amendment Fee Letter”), in each case, as amended, modified or supplemented from time to time.”
(g)The term “JCP&L FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘JCP&L FERC Order’ means, collectively, the orders of the FERC, dated June 1, 2012 and December 18, 2012, that authorize JCP&L to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(h)The term “Met-Ed FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Met-Ed FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes Met-Ed to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(i)The term “MP FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘MP FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes MP to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(j)The term “OE PUCO Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘OE PUCO Order’ means the order of the PUCO, dated December 19, 2012, that authorizes OE to obtain Extensions of Credit until December 31, 2013, as amended, extended, supplemented, replaced or renewed from time to time.”

(k)The term “PE FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘PE FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes PE to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(l)The term “Penelec FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Penelec FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes Penelec to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(m)The term “Penn FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Penn FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes Penn to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(n)The term “TE PUCO Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘TE PUCO Order’ means the order of the PUCO, dated December 19, 2012, that authorizes TE to obtain Extensions of Credit until December 31, 2013, as amended, extended, supplemented, replaced or renewed from time to time.”
(o)The term “West-Penn FERC Order” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘West-Penn FERC Order’ means the order of the FERC, dated June 1, 2012, that authorizes PE to obtain Extensions of Credit until May 31, 2014, as amended, extended, supplemented, replaced or renewed from time to time.”
(p)Section 4.01(g) is amended and restated in its entirety to read as follows:
“Financial Statements; Material Adverse Change. The consolidated balance sheets of such Borrower and its Subsidiaries, as at December 31, 2012, and the related consolidated statements of income, retained earnings and cash flows of such Borrower and its Subsidiaries, certified by PricewaterhouseCoopers LLP, independent public accountants, and, if such Borrower is required to file reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the unaudited consolidated balance sheet of such Borrower and its Subsidiaries, as at March 31, 2013, and the related consolidated statements of income, retained earnings and cash flows of such Borrower and its Subsidiaries, for the three months then ended, copies of which have been furnished to each Lender, each Swing Line Lender and each Fronting Bank, in all cases as amended and restated to the date hereof, present fairly in all material respects the consolidated financial position of such Borrower and its

Subsidiaries as at the indicated dates and the consolidated results of the operations of such Borrower and its Subsidiaries for the periods ended on the indicated dates, all in accordance with GAAP consistently applied (in the case of such statements that are unaudited, subject to year-end adjustments and the exclusion of detailed footnotes). Except as disclosed in such Borrower’s Disclosure Documents, there has been no change, event or occurrence since December 31, 2012 that has had a Material Adverse Effect with respect to such Borrower.”
(q)Section 5.03(a) is amended and restated in its entirety to read as follows:
“Sales, Etc. (i) Sell, lease, transfer or otherwise dispose of any shares of common stock of any Significant Subsidiary of such Borrower, whether now owned or hereafter acquired by such Borrower, or permit any Significant Subsidiary of such Borrower to do so, or (ii) sell, lease, transfer or otherwise dispose of (whether in one transaction or a series of transactions) or permit any of its Subsidiaries to sell, lease, transfer or dispose of (whether in one transaction or a series of transactions) assets located in The United States of America (other than any assets that are purported to be conveyed in connection with a Permitted Securitization but including assets purported to be conveyed pursuant to any sale leaseback transaction) having an aggregate book value (determined as of the date of such transaction for all such transactions since the date hereof) that is greater than 20% of the book value of all of the consolidated fixed assets of such Borrower, as reported on the most recent consolidated balance sheet of such Borrower prior to the date of such sale, lease transfer or disposition to any entity other than such Borrower or any of its wholly owned direct or indirect Subsidiaries; provided, however, that this provision shall not in any way restrict, and shall not apply to, (A) the disposition of any Borrower’s direct or indirect interests in (1) the approximately 700 megawatt Fremont Energy Center in Fremont, Ohio, (2) Signal Peak Energy, LLC, (3) the 42 megawatt Richland Peaking Facility in Defiance, Ohio, or (4) the 18 megawatt Stryker Peaking Facility in Springfield, Ohio, (B) the sale, lease, transfer or other disposition of a Borrower’s assets to another Borrower, a Subsidiary of another Borrower or a newly-formed Person to which all or substantially all of the assets and liabilities of such Borrowers or their Subsidiaries are being transferred, in each case, pursuant to a transaction permitted under subsection (c) below, or (C) the disposition of any Borrower’s direct or indirect interests in certain assets as described on Schedule VII hereto.”
(r)A new Schedule VII to the Credit Agreement is added by inserting Schedule VII hereto immediately after Schedule VI to the Credit Agreement.
Section 2. Commitment Increase. In connection with the Extension Request and subject to the satisfaction of the conditions precedent set forth in Section 4 below:
(a)Each Increasing Lender party hereto agrees to increase its Commitment to the “Commitment Amount” listed on Schedule I hereto.
(b)Each Additional Lender party hereto extends to the Borrowers, on the Amendment Date, such Additional Lender’s Commitment in the amount designated for such Additional Lender as set forth on Schedule I hereto, such Commitment being made on a several, and not joint and several, basis and subject to the terms and conditions set forth in the Amended Credit Agreement.

Each Additional Lender agrees that, upon the Amendment Date, such Additional Lender will be a Lender for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement), and such Additional Lender will promptly perform in accordance with the terms thereof all obligations and requirements which are required to be performed by a Lender under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement). Each Additional Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 8.08(b)(iii), (v) and (vi) of the Amended Credit Agreement (subject to such consents, if any, as may be required under Section 8.08(b)(iii) of the Amended Credit Agreement), (iii) from and after the Amendment Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitment and either it, or the Person exercising discretion in making its decision to acquire such Commitment, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and this Amendment, and has received or has been accorded the opportunity to receive copies of the financial statements referred to in Section 4.01(g) of the Amended Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to extend its Commitment, and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to extend its Commitment to the Borrowers pursuant to the terms of this Amendment and the Amended Credit Agreement. Each Additional Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents (as defined in the Amended Credit Agreement). Each Additional Lender has submitted to the Administrative Agent an Administrative Questionnaire duly completed by such Additional Lender to be used and relied upon by the Administrative Agent for all purposes of the Amended Credit Agreement.
(c)The Borrowers, the Administrative Agent, the Fronting Banks, the Swing Line Lenders and each Lender party hereto (including each Additional Lender and each Additional Commitment Lender) agree that on the Amendment Date, Schedule I to the Credit Agreement is amended and restated in its entirety by Schedule I hereto.
(d)Simultaneously with the effectiveness of this Amendment and notwithstanding any provisions of Section 2.06(b)(iii) of the Credit Agreement to the contrary, the Commitments of each of the Lenders, the outstanding amount of all Pro-Rata Advances and the participations of the Lenders in outstanding Letters of Credit and outstanding Swingline Advances shall be reallocated among the Lenders in accordance with their respective Percentages (determined in accordance with the amount of each Lender’s Commitment set forth on Schedule I hereto). In order to effect such reallocations, each Additional Lender, each Additional Commitment Lender and each other Lender whose Commitment as set forth on Schedule I hereto is in an amount that exceeds the amount of its “Commitment” under the Credit Agreement (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Commitments of the Lenders whose Commitments as set forth on Schedule I hereto are less than their respective “Commitments” under the Credit Agreement (each an “Assignor Lender”), so that the Commitments of each Lender will be as set forth on Schedule I hereto. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for any requested replacement promissory notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amounts of their respective Commitments (or, if less, in the case of any such promissory note payable by a Borrower, such Assignor Lender’s or Assignee Lender’s pro rata share (based on the Commitments of all Lenders) of such Borrower’s Borrower Sublimit), no other documents or instruments shall be, or shall be required to be, executed in connection with such purchases and assignments (all of which are hereby waived). The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.
Section 3. Extension of the Termination Date. In connection with the Extension Request and subject to the satisfaction of the conditions precedent set forth in Section 4 below:
(a)Each undersigned Lender agrees to extend the Termination Date applicable to such Lender’s Commitment for one year to May 8, 2018, such extension (the “Extension”) to be effective on the Amendment Date.
(b)Each Additional Commitment Lender party hereto extends to the Borrowers, on the Amendment Date, such Additional Commitment Lender’s Commitment in the amount designated for such Additional Commitment Lender as set forth on Schedule I hereto, such Commitment being made on a several, and not joint and several, basis and subject to the terms and conditions set forth in the Amended Credit Agreement. Each Additional Commitment Lender agrees that, upon the Amendment Date, such Additional Commitment Lender will be a Lender for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement), and such Additional Commitment Lender will promptly perform in accordance with the terms thereof all obligations and requirements which are required to be performed by a Lender under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement). Each Additional Commitment Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 8.08(b)(iii), (v) and (vi) of the Amended Credit Agreement (subject to such consents, if any, as may be required under Section 8.08(b)(iii) of the Amended Credit Agreement), (iii) from and after the Amendment Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitment and either it, or the Person exercising discretion in making its decision to acquire such Commitment, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and this Amendment, and has received or has been accorded the opportunity to receive copies of the financial statements referred to in Section 4.01(g) of the Amended Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this

Amendment and to extend its Commitment, and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to extend its Commitment to the Borrowers pursuant to the terms of this Amendment and the Amended Credit Agreement. Each Additional Commitment Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents (as defined in the Amended Credit Agreement). Each Additional Commitment Lender has submitted to the Administrative Agent an Administrative Questionnaire duly completed by such Additional Commitment Lender to be used and relied upon by the Administrative Agent for all purposes of the Amended Credit Agreement.
Section 4. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date hereof when and if (such date being the “Amendment Date”) the following conditions are satisfied:
(a)The Administrative Agent shall have received the following, each dated as of the Amendment Date (except for the financial statements referred to in clause (v) below), in form and substance satisfactory to the Administrative Agent and with one copy for each Swing Line Lender, each Fronting Bank and each Lender:
(i)    Counterparts of this Amendment, duly executed by each of the Borrowers, the Swing Line Lenders, the Fronting Banks, Lenders constituting Majority Lenders and each Increasing Lender, Additional Lender and Additional Commitment Lender, and all Notes (if any) requested by the Lenders pursuant to Section 2.18(d) of the Amended Credit Agreement, duly completed and executed by each Borrower and payable to such Lenders;
(ii)    Certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment (including the Extension, the Commitment Increase and the increase in such Borrower’s Borrower Sublimit, as applicable), the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to be, a party and (B) all documents evidencing any other necessary corporate action with respect to this Amendment (including the Extension, the Commitment Increase and the increase in such Borrower’s Borrower Sublimit, as applicable), the Amended Credit Agreement, and such Loan Documents (as defined in the Amended Credit Agreement);
(iii)    A certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and each other Loan Document (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval) required for (1) the due execution, delivery and performance by such Borrower of this Amendment, the Amended Credit Agreement, and each other Loan Document (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party and (2) in the case of FE and JCP&L, the Commitment Increase and the increase in the applicable Borrower Sublimit;
(iv)     A certificate of an Authorized Officer of each Borrower stating that both before and after giving effect to this Amendment (including the Extension, the Commitment Increase and the increase in such Borrower’s Borrower Sublimit, as applicable) (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default and (B) all representations and warranties made by such Borrower in the Amended Credit Agreement are true and correct in all material respects, except for those made specifically as of another date, in which case such representations and warranties shall be true as of such other date;
(v)    Copies of all the Disclosure Documents (it being agreed that those Disclosure Documents publicly available on the SEC’s EDGAR Database or on FE’s website no later than the Business Day immediately preceding the Amendment Date will be deemed to have been delivered under this clause (v));
(vi)    (A) An opinion of Gina K. Gunning, Esq., Associate General Counsel of FE and counsel for the Borrowers, substantially in the form of Exhibit A-1 hereto, and (B) an opinion of Bradley A. Bingaman, Esq., Associate General Counsel of FE and counsel for the Borrowers, substantially in the form of Exhibit A-2 hereto;
(vii)    An opinion of Akin Gump Strauss Hauer & Feld LLP, special New York counsel for the Borrowers, substantially in the form of Exhibit B-1 hereto;
(viii)    An opinion of Morgan, Lewis and Bockius LLP, special New Jersey counsel for JCP&L, substantially in the form of Exhibit B-2 hereto;
(ix)    An opinion of Hunton & Williams LLP, special Virginia counsel for PE, substantially in the form of Exhibit B-3 hereto;
(x)    An opinion of DLA Piper LLP (US), special Maryland counsel for PE, substantially in the form of Exhibit B-4 hereto;
(xi)    A favorable opinion of King & Spalding LLP, special New York counsel for the Administrative Agent, substantially in the form of Exhibit C hereto; and
(xii)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent, any Fronting Bank, any Swing Line Lender or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent, such Fronting Bank, such Swing Line Lender or such other Lender (as the case may be).
(b)The Borrowers shall have paid all of the fees payable in accordance with the 2013 Amendment Fee Letter.

(c)The Administrative Agent shall have received a copy of a letter agreement, dated as of May 8, 2013, among the Borrowers, the Administrative Agent and any “Lender” (as defined in the Credit Agreement) party to the Credit Agreement that will not be a Lender under the Amended Credit Agreement, evidencing the termination of the “Commitment” (as defined in the Credit Agreement) of such “Lender”.
(d)Each of the representations and warranties in Section 5 of this Amendment shall be true and correct.
Section 5. Representations and Warranties. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower contained in Section 4.01 of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement and each reference therein to “Loan Document” and words of like import being deemed to be a reference that includes this Amendment, the Amended Credit Agreement, the 2013 Amendment Fee Letter and the Notes delivered under Section 4(a)(i)) are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (other than, as to any such representation or warranty that by its terms refers to a specific date other than the Amendment Date, in which case, such representation and warranty shall be true and correct as of such specific date); and (ii) no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of this Amendment or the performance by such Borrower of the Amended Credit Agreement that constitutes an Event of Default or an Unmatured Default with respect to such Borrower.
Section 6. Effect on the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender, Swing Line Lender or Fronting Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each of the Credit Agreement and the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a Loan Document and shall be binding on the parties hereto and their respective successors and permitted assigns under the Amended Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
Section 7.    Costs, Expenses and Taxes. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Swing Line Lender in connection with the preparation, execution, delivery and syndication administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent, the Fronting Banks and the Swing Line Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Swing Line Lender as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
If you agree to the foregoing, please evidence such agreement by (i) executing and returning one counterpart of this Amendment by facsimile or e-mail to Meredith Grizzle Jetton (fax no. 212-556-2222; e-mail mjetton@kslaw.com) and (ii) executing and returning five original counterparts to this Amendment by overnight mail to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Meredith Grizzle Jetton.
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Very truly yours,

FIRSTENERGY CORP.
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
METROPOLITAN EDISON COMPANY
OHIO EDISON COMPANY
PENNSYLVANIA POWER COMPANY
THE TOLEDO EDISON COMPANY
MONONGAHELA POWER COMPANY
PENNSYLVANIA ELECTRIC COMPANY
THE POTOMAC EDISON COMPANY
WEST PENN POWER COMPANY

By /s/Steven R. Staub
Steven R. Staub
Vice President and Treasurer

JERSEY CENTRAL POWER & LIGHT COMPANY

By /s/Weizhong Wang
Weizhong (Bill) Wang
Treasurer

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The undersigned hereby agree to the foregoing:

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent, as a Lender, as a Fronting Bank and as a Swing Line Lender

By /s/Andrew Taylor
Name: Andrew Taylor
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and as a Fronting Bank

By /s/Peter Christensen
Name: Peter Christensen
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

BARCLAYS BANK PLC, as a Lender, as a Fronting Bank

By /s/Alicia Borys
Name: Alicia Borys
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

BANK OF AMERICA, N.A., as a Lender

By /s/Jerry Wells
Name: Jerry Wells
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Citibank, N.A., as a Lender

By /s/D. Scott McMurtry
Name: D. Scott McMurtry
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

KeyBank National Association, as a Lender

By /s/Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By /s/Robert Macfarlane
Name: Robert MacFarlane
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

UNION BANK, N.A., as a Lender

By /s/Viet-Linh Fujitaki
Name: Viet-Linh Fujitaki
Title: Associate

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The Bank of Nova Scotia, as a Lender

By /s/Thane Rattew
Name: Thane Rattew
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Goldman Sachs Bank USA, as a Lender

By /s/Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Morgan Stanley Bank, N.A., as a Lender

By /s/Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Morgan Stanley Senior Funding, Inc., as a Lender

By /s/Kelly Chin
Name: Kelly Chin
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Credit Suisse AG, Cayman Islands Branch, as a Lender

By /s/Ari Bruger
Name: Ari Bruger
Title: Authorized Signatory

By /s/Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

BNP PARIBAS, as a Lender

By /s/Denis O’Meara
Name: Denis O’Meara
Title: Managing Director

By /s/Pasquale Perraglia
Name: Pasquale Perraglia
Title: Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Royal Bank of Canada, as a Lender

By /s/Kyle Hoffman
Name: Kyle Hoffman
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

MIZUHO CORPORATE BANK, Ltd., as a Lender

By /s/Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Wells Fargo Bank, National Association, as a Lender

By /s/Allison Newman
Name: Allison Newman
Title: Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

U.S. Bank, N.A., as a Lender

By /s/Paul Morrison
Name: Paul Morrison
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

PNC Bank, National Association, as a Lender

By /s/Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

The Bank of New York Mellon, as a Lender

By /s/Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

Canadian Imperial Bank of Commerce, New York Agency, as a Lender

By /s/Jonathan J. Kim
Name: Jonathan J. Kim
Title: Authorized Signatory

By /s/Eoin Roche
Name: Eoin Roche
Title: Authorized Signatory

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By /s/Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By /s/Sharada Manne
Name: Sharada Manne
Title: Managing Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

SOVEREIGN BANK N.A., as a Lender

By /s/William Maag
Name: William Maag
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

COBANK, ACB, as a Lender

By /s/Josh Batchelder
Name: Josh Batchelder
Title: Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Lender

By /s/Brian Crowley
Name: Brian Crowley
Title: Executive Director

By /s/Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

THE HUNTINGTON NATIONAL BANK, as a Lender

By /s/Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

National Cooperative Services Corporation, as a Lender

By /s/Daniel Lyzinski
Name: Daniel Lyzinski
Title: Assistant Secretary Treasurer

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

TD Bank, N.A., as a Lender

By /s/Todd Antico
Name: Todd Antico
Title: Senior Vice President

Amendment to FirstEnergy Corp. Credit Agreement Signature Page

SCHEDULE I

List of Commitments and Lending Offices

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office

The Royal Bank of Scotland plc	$88,888,888.89	600 Washington Boulevard, Stamford, Connecticut 06901 Contact: John Ferrante Phone: (203) 897-7623 Fax: (203) 873-5300 Email: john.ferrante@rbs.com Group Email: gbmnaagency@rbs.com	Same as Domestic Lending Office

JPMorgan Chase Bank, N.A.	$108,888,888.89	1111 Fannin, 10th Floor Houston, TX 77002-6925 Account Manager: Leslie Hill Phone: (713) 750-2318 Fax: (713) 427-6307 Email: leslie.d.hill@chase.com	Same as Domestic Lending Office

Bank of America	$163,888,888.89	104 N. Tryon Street, Floor 17 Charlotte, NYC 28155-0001 Contact: Mike Mason Phone: (980) 683-1839 Fax: (980) 233-7196 Email: Michael.Mason@baml.com	Same as Domestic Lending Office

Barclays Bank PLC	$150,000,000.00	745 Seventh Avenue New York, NY 10019 Primary Contact: Shawn Powers Phone: (201) 499-4580 Fax: (201) 510-8101 Email: shawn.powers@barclays.com Group Email: 12015108101@TLS.LDSPROD.com	Same as Domestic Lending Office

Citibank, N.A.	$101,388,888.89	399 Park Avenue, 16th Floor 5 New York, NY 10043 Contact: Loan Administration Phone: (302) 894-6053 Fax: (212) 994-0847 Email: GLOriginationOps@citi.com	Same as Domestic Lending Office

2

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office
KeyBank National Association	$56,888,888.89	124 Public Square Cleveland, OH 44114 Contact: Yvette Dyson-Owens Phone: (216) 689-4815 Email: Yvette_M_Dyson-Owens@KeyBank.com	Same as Domestic Lending Office

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$44,444,444.44	1251 Avenue of the Americas New York, NY 10020-1104 Contact: Mr. Jamie Velez Phone: (201) 413-8586 Fax: (201) 521-2304	Same as Domestic Lending Office

Union Bank, N.A.	$44,444,444.44	445 S. Figueroa Street, 15th Floor Los Angeles, CA 90071 Contact: Commercial Loan Operations Fax: (800) 446-9951 Email: synd@unionbank.com	Same as Domestic Lending Office

The Bank of Nova Scotia	$88,888,888.89	1 Liberty Plaza New York, NY 10006 Contact: Mellissa McMillan Phone: (212) 225-5705 Fax: (212) 225-5709 Email: mellissa_mcmillian@scotiacapital.com	Same as Domestic Lending Office

Goldman Sachs Bank USA	$126,666,666.67	200 West Street New York, NY 10282 Contact: Operations Phone: (212) 902-1099 Fax: (212) 977-3966 Email: gs-sbd-admin-contacts@ny.email.gs.com	Same as Domestic Lending Office

Morgan Stanley Bank, N.A.	$86,666,666.67	1000 Lancaster Street Baltimore, MD 21202 Phone: (443) 627-4355 Fax: (718) 233-2140 Email: msloanservicing@morganstanley.com	Same as Domestic Lending Office

Morgan Stanley Senior Funding, Inc.	$40,000,000.00	1000 Lancaster Street Baltimore, MD 21202 Phone: (443) 627-4355 Fax: (718) 233-2140 Email: msloanservicing@morganstanley.com	Same as Domestic Lending Office

3

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office

Credit Suisse AG, Cayman Islands Branch	$106,666,666.67	Eleven Madison Avenue New York, NY 10010 Contact: Vijaykumar Kalji Phone: +91 20 6673 4371 Fax: (866) 469-3871 Email: vijaykumar.kalji@credit-suisse.com	Same as Domestic Lending Office

BNP Paribas	$116,666,666.67	787 Seventh Avenue New York, NY 10019 Contact: Denis O’Meara Phone: (212) 471-8108 Fax: (212) 841-2745 Email: denis.omeara@us.bnpparibas.com	Same as Domestic Lending Office

Royal Bank of Canada	$116,666,666.67	Three World Financial Center, 5th Floor New York, NY 10281 Contact: Manager, Loans Administration Phone: (212) 428-6322 Fax: (212) 428-2372	Same as Domestic Lending Office

Mizuho Corporate Bank, Ltd.	$100,722,222.22	1251 Avenue of the Americas New York, NY 10020	Same as Domestic Lending Office

Sumitomo Mitsui Banking Corporation	$98,388,888.89	277 Park Avenue, 6th Floor New York, NY 10172 Contact: Delma Mitchell Phone: (212) 224-4387 Fax: (212) 224-4391 Email: Delma_C_Mitchell@smbcgroup.com	Same as Domestic Lending Office

Wells Fargo Bank, National Association	$88,888,888.89	301 S. College Street, 15th Floor MAC: D1053-150 Charlotte, NC 28202 Contact: Michelle P. Field Phone: (303) 863-2729 Email: Michelle.P.Field@wellsfargo.com	Same as Domestic Lending Office

U.S. Bank, N.A.	$104,222,222.22	National Corporate Banking CN-OH-W8 425 Wanut Street, 8th Floor Cincinnati, OH 45202 Contact: Eric Cosgrove Phone: (513) 632-3033 Fax: (513) 632-2068	Same as Domestic Lending Office

4

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office

PNC Bank, National Association	$99,222,222.22	249 First Avenue Pittsburgh, PA 15222 Contact: Maja Kuljic Phone: (440) 546-7364 Fax: (877) 728-2851 Email: Pacticipationla8brv@pnc.com	Same as Domestic Lending Office

The Bank of New York Mellon	$74,222,222.22	1 Wall Street, 19th Floor New York, NY 10286 Contact: Amber Mierek Phone: (315) 765-4300 Fax: (315) 765-4782 Email: amber.mierek@bnymellon.com	Same as Domestic Lending Office

Canadian Imperial Bank of Commerce, New York Agency	$98,333,333.33	425 Lexington Avenue, 4th Floor New York, NY 10017 Contact: Angela Tom Phone: (416) 542-4446 Fax: (905) 948-1934 Email: Angela.Tom@cibc.ca	Same as Domestic Lending Office

Credit Agricole Corporate and Investment Bank	$78,333,333.33	1301 Avenue of the Americas New York, NY 10019 Contact: Dixon Schultz Phone: (713) 890-8607 Fax: (713) 890-8668 Email: dixon.schultz@ca-cib.com	Same as Domestic Lending Office

Sovereign Bank, N.A.	$88,333,333.33	75 State Street Boston, MA 02109 Contact: Roxaine Ovid Phone: (610) 988-1261 Fax: (484) 338-2831 Email: participations@sovereignbank.com	Same as Domestic Lending Office

CoBank, ACB	$55,555,555.56	5500 South Quebec Street Greenwood Village, CO 80111 Contact: Jisun Lee Phone: (303) 694-5938 Fax: (303) 740-4021 Email: agencybank@cobank.com	Same as Domestic Lending Office

5

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$63,333,333.33	1345 Avenue of the Americas 45th Floor New York, NY 10105 Contact: C&I Banking Phone: (212) 728-2382 Fax: (212) 333-2926 Email: cibny@grupobbva.com	Same as Domestic Lending Office

The Huntington National Bank	$28,888,888.89	41 South High Street Columbus, OH 43215 Contact: Shefali Patel Phone: (614) 480-5677 Fax: (614) 480-2249 Email: Shefali.patel@huntington.com	Same as Domestic Lending Office

National Cooperative Services Corporation	$50,000,000.00	20701 Cooperative Way Dulles, VA 20166 Contact: Daniel Lyzinski Phone: (703) 467-2741 Fax: (703) 467-5653 Email: advancerequest@nrucfc.coop	Same as Domestic Lending Office

TD Bank, N.A.	$30,500,000.00	1701 Route 70 East Cherry Hill, NJ 08034 Contact: Shannon Batchman Phone: (646) 652-1406 Email: Shannon.batchman@td.com Group Email: investorprocessing@yesbank.com	Same as Domestic Lending Office

TOTAL	2,500,000,000.00

SCHEDULE VII

Specified Assets

1.
Net ownership transfer of up to 1,476 MW of coal-fired generation capacity to MP, consisting of MP’s acquisition of the remaining ownership of the Harrison Power Station from AESC and the sale of MP’s minority interest in the Pleasants Power Station to AESC

2.	Non-strategic assets consisting of the hydro assets specified below:

Asset	Type	Location
Bath County hydroelectric generation facility	Pump Storage	Warm Springs, VA*
Seneca Pumped Storage Project	Pump Storage	Kinzua Dam, Allegheny National Forrest
Lake Lynn	Run of River	Monongahela County, WV
Allegheny Lock & Dam 5 & 6	Run of River	Freeport, PA
PE Hydros	Run of River	Potomac & Shenandoah Rivers in VA and WV

* The disposition of the Bath County hydroelectric generation facility may be structured in a variety of ways, including as an asset sale by Allegheny Generating Company, a Subsidiary of AESC, or as a sale of equity interests in Allegheny Generating Company by its shareholders.

EXHIBIT A-1
Form of Opinion of Gina K. Gunning, Esq., Associate General Counsel of FE

[LETTERHEAD OF FIRSTENERGY CORP.]

May 8, 2013

To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto

Re:        Amendment to Credit Agreement, dated as of May 8, 2013

Ladies and Gentlemen:
I am Associate General Counsel for FirstEnergy Service Company and have acted as counsel to FirstEnergy Corp., an Ohio corporation (“FE”), and FE’s subsidiaries, The Cleveland Electric Illuminating Company, an Ohio corporation (“CEI”), Ohio Edison Company, an Ohio corporation (“OE”), The Toledo Edison Company, an Ohio corporation (“TE”), Monongahela Power Company, an Ohio corporation (“MP”, and together with FE, CEI, OE and TE, the “Specified Borrowers”, and each, a “Specified Borrower”), in connection with the execution and delivery of the Amendment, dated as of May 8, 2013 (the “Amendment”), to the Credit Agreement, dated as of June 17, 2011 (as amended by the amendment, dated as of May 8, 2012, and as so amended, the “Original Credit Agreement”, and as further amended by the Amendment, the “Credit Agreement”), by and among the Specified Borrowers, Jersey Central Power & Light Company, Metropolitan Edison Company, Pennsylvania Electric Company, Pennsylvania Power Company, The Potomac Edison Company, West Penn Power Company, the banks party thereto, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto. Capitalized terms used but not otherwise defined in this letter have the meanings assigned to them in the Credit Agreement. This letter is being furnished to you at the request of the Specified Borrowers pursuant to Section 4(a)(vi) of the Amendment. The Amendment, the Credit Agreement, the 2013 Amendment Fee Letter and the Notes delivered on the date hereof (the “Notes”) are sometimes referred to in this letter collectively as the “Loan Documents” and each individually as a “Loan Document”.
For purposes of this letter, I or persons under my supervision or control have reviewed executed originals or copies of executed originals of the Amendment and the agreements comprising the Original Credit Agreement. In addition, I or persons under my supervision or control have reviewed the Articles of Incorporation and Code of Regulations (as amended and restated, where applicable) of the Specified Borrowers, the resolutions of the Board of Directors of the Specified Borrowers and originals or copies of such other records, agreements, documents and other instruments and such certificates of public officials and of officers and representatives of the Specified Borrowers, and have satisfied ourselves as to such other matters, I or persons under my supervision or control have considered relevant or necessary as a basis for this letter. In such review, I or persons under my supervision or control have assumed the authorization, execution and delivery of each document by, and the validity, binding nature and enforceability of each document against, each of the parties thereto (other than with respect to authorization, execution and delivery, the Specified Borrowers), the genuineness of all signatures, the legal capacity of natural persons, the conformity to original documents of all documents submitted to me as copies (whether or not certified and including facsimiles) and the authenticity of such latter documents and of all documents submitted to me as originals. In particular, I or persons under my supervision or control have reviewed and relied upon the in-house opinions and certificates of officials of the Company delivered in connection with the original authorization, execution and delivery of the Original Credit Agreement. As to various questions of fact relevant to this letter, I have relied, without independent investigation, upon certificates of public officials, certificates of officers of the Borrowers and representations and warranties of the Borrowers contained in the Credit Agreement.
I am a member of the Bar of the State of Ohio, and, for purposes of this letter, I do not hold myself out as an expert on the laws of any other jurisdiction. I express no opinion herein as to the application or effect of the laws of any jurisdiction other than the laws of the State of Ohio. The phrase “the laws of the State of Ohio” and similar phrases refers to the laws of the State of Ohio that are, in my experience, generally applicable to transactions of the type contemplated under the Credit Agreement, and specifically excludes (a) laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof; (b) zoning, land use, building code and construction laws; and (c) any antifraud, environmental, labor, tax, pension, employee benefit, antiterrorism, money laundering, insurance, antitrust, securities or intellectual property laws.
Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

1.
Each Specified Borrower is a corporation existing and in good standing under the laws of the State of Ohio and has corporate power and authority to conduct its business and to own or lease, as the case may be, the properties owned or leased by it as described in the Disclosure Documents of or relating to such Specified Borrower.

2.
Each Loan Document has been authorized by all necessary corporate action of each Specified Borrower, and the Amendment, 2013 Amendment Fee Letter and the Notes have been executed and delivered by each Specified Borrower party thereto.

3.
No Governmental Action is or will be required under the laws of the State of Ohio in connection with the execution and delivery of the Amendment, the 2013 Amendment Fee Letter and the Notes and the performance by each Specified Borrower of its respective obligations under the Loan Documents, other than (a) the CEI PUCO Order, the OE PUCO Order and the TE PUCO Order, which are in full force and effect as of the date hereof, (b) such Governmental Action as may be required as a condition to the exercise by any such Specified Borrower of its rights under Section 2.06(b) of the Credit Agreement after the date hereof or Section 2.07 of the Credit Agreement and (c) such Governmental Action as may be required after the date hereof in connection with the performance by any such Specified Borrower of the covenants set forth in Sections 5.01(a) and (b) of the Credit Agreement.

4.
The execution and delivery by the Specified Borrowers of the Amendment, the 2013 Amendment Fee Letter and the Notes and the performance by the Specified Borrowers of their respective obligations under the Loan Documents will not (a) violate or result in a default under the Organizational Documents of any such Specified Borrower, (b) violate any applicable law of the State of Ohio or (c) violate the CEI PUCO Order, the OE PUCO Order or the TE PUCO Order.

Except as disclosed in the Disclosure Documents of or relating to any Borrower, to my knowledge, there is no litigation or governmental proceeding, pending or threatened, before any Ohio court, governmental agency or arbitrator that would reasonably be expected to have a material adverse effect on such Borrower’s ability to perform its obligations under the Loan Documents to which it is a party.
The opinions set forth herein are qualified in their entirety and subject to the following:
No examination has been made of, and no opinion is expressed as to the effect of, any zoning ordinance or permit pertaining to the authority of the Borrowers to operate their respective properties or conduct their respective businesses.
I also express no opinion with respect to the following:

(a)	the financial condition or solvency of any Borrower;

(b)
the compliance of the Amendment or any other Loan Document or the transactions contemplated thereby with, or the effect on any of the opinions expressed in this letter of the antifraud provisions of Federal and state securities laws, rules and regulations;

(c)	the compliance of the transactions contemplated by the Loan Documents with any regulations or governmental requirements applicable to any Person other than the Borrowers;

(d)	the financial ability of the Borrowers or the ability (financial or otherwise) of any other Person to meet its respective obligations under the Loan Documents;

(e)	the conformity of the Loan Documents to any term sheet or commitment letter;

(f)
any provision of any Loan Document that would, to the extent not permitted by applicable law, purport to grant, in connection with any legal proceedings, a “consent to jurisdiction” or “waiver of inconvenient forum,” insofar as such provision relates to federal courts (except as to the personal jurisdiction thereof); or

(g)
any provision of the Credit Agreement that would, to the extent not permitted by applicable law, purport to grant a waiver of trial by jury insofar as such provision is sought to be enforced in a federal court.

This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and I undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Borrowers or any other Person or any other circumstance occurring after the date hereof. This letter is limited to the matters expressly stated herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
I have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any matter relevant to this letter. No examination has been made of, and no opinion is expressed as to the effect of, any zoning ordinance or permit pertaining to the authority of the Borrowers to own, lease or operate their properties or conduct their businesses.
This letter is limited to the matters expressly set forth herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
This letter is solely for the benefit of the addressees hereof in connection with the transactions contemplated by the Loan Documents and may not be relied on by the addressees hereof for any other purpose or furnished or quoted to or relied on by any other Person (other than the permitted successors and assigns of such addressees under the Credit Agreement) for any purpose without my prior written consent; provided, however, a copy of this letter may be provided to (a) counsel for the addressees hereof, (b) your auditors and (c) regulatory agencies having jurisdiction over you.

Very truly yours,

Gina K. Gunning
Associate General Counsel for
FirstEnergy Service Company

EXHIBIT A-2
Form of Opinion of Bradley A. Bingaman, Esq., Associate General Counsel of FE

[LETTERHEAD OF FIRSTENERGY CORP.]
May 8, 2013

To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto

Re:        Amendment to Credit Agreement, dated as of May 8, 2013

Ladies and Gentlemen:
I am Associate General Counsel for FirstEnergy Service Company and have acted as counsel to its affiliates, Metropolitan Edison Company, a Pennsylvania corporation (“Met-Ed”), Pennsylvania Power Company, a Pennsylvania corporation (“Penn”), Pennsylvania Electric Company, a Pennsylvania corporation (“Penelec”), and West Penn Power Company, a Pennsylvania corporation (“West-Penn”, and together with Met-Ed, Penn and Penelec, the “Specified Borrowers”, and each, a “Specified Borrower”), in connection with the execution and delivery of the Amendment, dated as of May 8, 2013 (the “Amendment”), to the Credit Agreement, dated as of June 17, 2011 (as amended by the amendment, dated as of May 8, 2012, and as so amended, the “Original Credit Agreement”, and as further amended by the Amendment, the “Credit Agreement”), by and among the Specified Borrowers, FirstEnergy Corp., The Cleveland Electric Illuminating Company, Jersey Central Power & Light Company, Monongahela Power Company, Ohio Edison Company, The Potomac Edison Company, The Toledo Edison Company, the banks party thereto, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto. Capitalized terms used but not defined in this letter shall have the meanings assigned to them in the Credit Agreement. This letter is being furnished to you at the request of the Specified Borrowers pursuant to Section 4(a)(vi) of the Amendment. The Amendment, the Credit Agreement, the 2013 Amendment Fee Letter and the Notes delivered on the date hereof (the “Notes”) are sometimes referred to in this letter collectively as the “Loan Documents” and each individually as a “Loan Document”.
For purposes of this letter, I or persons under my supervision or control have reviewed executed originals or copies of executed originals of the Amendment and the agreements comprising the Original Credit Agreement. In addition, I or persons under my supervision or control have reviewed the Articles of Incorporation and Code of Regulations (as amended and restated, where applicable) of the Specified Borrowers, the resolutions of the Board of Directors of the Specified Borrowers and originals or copies of such other records, agreements, documents and other instruments and such certificates of public officials and of officers and representatives of the Specified Borrowers, and have satisfied ourselves as to such other matters, I or persons under my supervision or control have considered relevant or necessary as a basis for this letter. In such review, I or persons under my supervision or control have assumed the authorization, execution and delivery of each document by, and the validity, binding nature and enforceability of each document against, each of the parties thereto (other than with respect to authorization, execution and delivery, the Specified Borrowers), the genuineness of all signatures, the legal capacity of natural persons, the conformity to original documents of all documents submitted to me as copies (whether or not certified and including facsimiles) and the authenticity of such latter documents and of all documents submitted to me as originals. In particular, I or persons under my supervision or control have reviewed and relied upon the in-house opinions and certificates of officials of the Company delivered in connection with the original authorization, execution and delivery of the Original Credit Agreement. As to various questions of fact relevant to this letter, I have relied, without independent investigation, upon certificates of public officials, certificates of officers of the Borrowers and representations and warranties of the Borrowers contained in the Credit Agreement.
I am a member of the Bar of the Commonwealth of Pennsylvania, and, for purposes of this letter, I do not hold myself out as an expert on the laws of any other jurisdiction. I express no opinion herein as to the application or effect of the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania. The phrase “the laws of the Commonwealth of Pennsylvania” and similar phrases refers to the laws of the Commonwealth of Pennsylvania that are, in my experience, generally applicable to transactions of the type contemplated under the Credit Agreement, and specifically excludes (a) laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof; (b) zoning, land use, building code and construction laws; and (c) any antifraud, environmental, labor, tax, pension, employee benefit, antiterrorism, money laundering, insurance, antitrust, securities or intellectual property laws.
Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

5.
Each Specified Borrower is a corporation existing and in good standing under the laws of the Commonwealth of Pennsylvania and has corporate power and authority to conduct its business and to own or lease, as the case may be, the properties owned or leased by it as described in the Disclosure Documents of or relating to such Specified Borrower.

6.
Each Loan Document has been authorized by all necessary corporate action of each Specified Borrower, and the Amendment, the 2013 Amendment Fee Letter and the Notes have been executed and delivered by each Specified Borrower party thereto.

7.
No Governmental Action is or will be required under the laws of the Commonwealth of Pennsylvania in connection with the execution and delivery of the Amendment, the 2013 Amendment Fee Letter and the Notes and the performance by each Specified Borrower of its respective obligations under the Loan Documents, other than (a) such Governmental Action as may be required as a condition to the exercise by any such Specified Borrower of its rights under Section 2.06(b) of the Credit Agreement after the date hereof or Section 2.07 of the Credit Agreement and (b) such Governmental Action as may be required after the date hereof in connection with the performance by any such Specified Borrower of the covenants set forth in Sections 5.01(a) and (b) of the Credit Agreement.

8.	The execution and delivery by the Specified Borrowers of the Amendment, 2013 Amendment Fee Letter and the Notes and the performance by the Specified Borrowers of their respective obligations under the Loan Documents will not (a) violate or result in a default under the Organizational Documents of any such Specified Borrower, (b) violate any applicable law of the Commonwealth of Pennsylvania.
Except as disclosed in the Disclosure Documents of or relating to any Borrower, to my knowledge, there is no litigation or governmental proceeding, pending or threatened, before any Pennsylvania court, governmental agency or arbitrator that would reasonably be expected to have a material adverse effect on such Borrower’s ability to perform its obligations under the Loan Documents to which it is a party.
The opinions set forth herein are qualified in their entirety and subject to the following:
No examination has been made of, and no opinion is expressed as to the effect of, any zoning ordinance or permit pertaining to the authority of the Borrowers to operate their respective properties or conduct their respective businesses.
I also express no opinion with respect to the following:

(a)	the financial condition or solvency of any Borrower;

(b)
the compliance of the Amendment or any other Loan Document or the transactions contemplated thereby with, or the effect on any of the opinions expressed in this letter of the antifraud provisions of Federal and state securities laws, rules and regulations;

(c)	the compliance of the transactions contemplated by the Loan Documents with any regulations or governmental requirements applicable to any Person other than the Borrowers;

(d)	the financial ability of the Borrowers or the ability (financial or otherwise) of any other Person to meet its respective obligations under the Loan Documents;

(e)	the conformity of the Loan Documents to any term sheet or commitment letter;

(f)
any provision of any Loan Document that would, to the extent not permitted by applicable law, purport to grant, in connection with any legal proceedings, a “consent to jurisdiction” or “waiver of inconvenient forum,” insofar as such provision relates to federal courts (except as to the personal jurisdiction thereof); or

(g)
any provision of the Credit Agreement that would, to the extent not permitted by applicable law, purport to grant a waiver of trial by jury insofar as such provision is sought to be enforced in a federal court.

This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and I undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Borrowers or any other Person or any other circumstance occurring after the date hereof. This letter is limited to the matters expressly stated herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
I have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any matter relevant to this letter. No examination has been made of, and no opinion is expressed as to the effect of, any zoning ordinance or permit pertaining to the authority of the Borrowers to own, lease or operate their properties or conduct their businesses.
This letter is limited to the matters expressly set forth herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
This letter is solely for the benefit of the addressees hereof in connection with the transactions contemplated by the Loan Documents and may not be relied on by the addressees hereof for any other purpose or furnished or quoted to or relied on by any other Person (other than the permitted successors and assigns of such addressees under the Credit Agreement) for any purpose without my prior written consent; provided, however, a copy of this letter may be provided to (a) counsel for the addressees hereof, (b) your auditors and (c) regulatory agencies having jurisdiction over you.

Very truly yours,

Bradley A. Bingaman
Associate General Counsel for
FirstEnergy Service Company

EXHIBIT B-1
Form of Opinion of Akin Gump Strauss Hauer & Feld LLP

[LETTERHEAD OF AKIN GUMP STRAUSS HAUER & FELD LLP]

May 8, 2013
To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto
Re:    Amendment to Credit Agreement, dated as of May 8, 2013
Ladies and Gentlemen:
We have acted as special New York counsel to FirstEnergy Corp., an Ohio corporation (“FE”), and its subsidiaries, The Cleveland Electric Illuminating Company, an Ohio corporation (“CEI”), Metropolitan Edison Company, a Pennsylvania corporation (“Met-Ed”), Ohio Edison Company, an Ohio corporation (“OE”), Pennsylvania Power Company, a Pennsylvania corporation (“Penn”), The Toledo Edison Company, an Ohio corporation (“TE”), Jersey Central Power & Light Company, a New Jersey corporation (“JCP&L”), Monongahela Power Company, an Ohio corporation (“MP”), Pennsylvania Electric Company, a Pennsylvania corporation (“Penelec”), The Potomac Edison Company, a Maryland and Virginia corporation (“PE”), and West Penn Power Company, a Pennsylvania corporation (together with FE, CEI, Met-Ed, OE, Penn, TE, JCP&L, MP, Penelec and PE, the “Borrowers”, and each, a “Borrower”), in connection with the execution and delivery of the Amendment, dated as of May 8, 2013 (the “Amendment”), to the Credit Agreement, dated as of June 17, 2011 (as heretofore previously amended by the amendment, dated as of May 8, 2012, and as so amended, the “Original Credit Agreement”, and as further amended by the Amendment, the “Credit Agreement”), by and among the Borrowers, the banks party thereto, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto. Capitalized terms used but not defined in this letter have the meanings assigned to them in the Credit Agreement. This letter is being furnished to you at the request of the Borrowers pursuant to Section 4(a)(vii) of the Amendment. The Amendment, the Credit Agreement, the 2013 Amendment Fee Letter and the Notes delivered on the date hereof (the “Notes”) are sometimes referred to in this letter collectively as the “Loan Documents” and each individually as a “Loan Document”.
In connection with this letter, we have reviewed executed originals or copies of executed originals of the Amendment and the agreements comprising the Original Credit Agreement. We also have reviewed copies of the Regulatory Orders (defined below) and originals or certified copies of such corporate records of each Borrower and other certificates and documents of officials of each Borrower and certain of their affiliates, public officials and others as we have deemed appropriate for purposes of this letter, and relied upon them to the extent we deem appropriate. As to various

To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto
May 8, 2013

questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials, certificates of officers of each Borrower and representations and warranties of each Borrower contained in the Loan Documents. In addition, we have made no inquiry of any Borrower or any other Person (including Governmental Authorities) regarding any judgments, orders, decrees, franchises, licenses, certificates, registrations, permits or other public records or agreements to which any Borrower is a party other than those described herein, and our knowledge of any such matters is accordingly limited.
We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies. We also have assumed (a) the due organization, valid existence and good standing under the laws of its jurisdiction of incorporation of each party to each Loan Document, (b) the legal capacity of natural persons, (c) the corporate or other power and due authorization of each Person not a natural person to execute, deliver and perform its obligations under each Loan Document to which it is a party, (d) the due execution and delivery of each Loan Document by all parties thereto, (e) that each Loan Document constitutes the valid and binding obligation of each party thereto (other than the Borrowers), enforceable against such party in accordance with its terms, (f) that the execution, delivery and performance by each party to the Loan Documents do not, and will not, require the consent or approval of its shareholders, other than such consents and approvals as have been duly obtained, given or accomplished and are in full force and effect, and will not result in a breach or violation of any provision of its Organizational Documents, (g) that the execution, delivery and performance by any party to the Loan Documents will not result in (i) a breach of or constitute a default under any agreement or instrument to which it is a party (other than, with respect to such Borrowers, those of the Borrowers listed on Schedule I hereto) or (ii) a violation of any law (other than, in the case of any Borrower, any Included Law (as defined herein)) or any order, rule, regulation or determination of any Governmental Authority applicable to it (other than, in the case of any Borrower, its Regulatory Order), (h) that all required Governmental Action (other than, in the case of any Borrower, under any Included Law) for the execution and delivery by each party to any Loan Document, the performance by it of its obligations thereunder or the consummation by it of any transaction contemplated thereby have been obtained or taken, (i) that the Approvals (other than the Met-Ed FERC Order, the Penn FERC Order, the JCP&L FERC Order, the MP FERC Order, the Penelec FERC Order, the PE FERC Order and the West-Penn FERC Order (collectively, the “Regulatory Orders”)) are in full force and effect and (j) notwithstanding any provision contained in any agreement or instrument listed on Schedule I hereto selecting any law other than the laws of the State of New York as the governing law thereof, such agreement or instrument is governed by the laws of the State of New York.
In addition, we also have assumed that, other than the Amendment, there are no documents or agreements (whether oral or written) between the parties that in any way supplement, modify, amend, alter, conflict with, terminate or revoke the terms of the Original Credit Agreement. We also have assumed that the terms of the Original Credit Agreement remain in full force and effect (except as amended pursuant to the Amendment) and that no course of dealing or other acts or omissions by the parties to the Original Credit Agreement have occurred that would impair in any respect the enforceability of the Original Credit Agreement in accordance with its terms.

To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto
May 8, 2013

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:
1.Each Loan Document constitutes a valid and binding obligation of each Borrower     party thereto, enforceable against each such Borrower in accordance with its     terms.
2.No Governmental Action is or will be required under any Included Law for the     due execution and delivery by the Borrowers of the Amendment, the 2013     Amendment Fee Letter and the Notes or the performance by the Borrowers of     their respective obligations under the Loan Documents, other than (i) the     Regulatory Orders, each of which is in full force and effect as of the date hereof,     and (ii) such Governmental Action as may be required after the date hereof in     connection with the performance by the Borrowers of the covenants set forth in     Sections 5.01(a) and (b) of the Credit Agreement.
3.The execution and delivery by the Borrowers of the Amendment, the 2013     Amendment Fee Letter and the Notes and the performance by the Borrowers of     their respective obligations under the Loan Documents, do not (i) result in a     violation of any law, rule or regulation of any Included Law, (ii) violate any     Regulatory Order or (iii) result in a breach of or constitute a default under, or     result in the creation or imposition of any Lien upon any property of any     Borrower pursuant to, any agreement or instrument of such Borrower listed on     Schedule I hereto.
The opinions set forth herein are qualified in their entirety and subject to the following:
A.We express no opinion as to the Laws (as defined below) of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated by the Loan Documents. The term Included Laws specifically excludes (i) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof; (ii) zoning, land use, building code and construction Laws; (iii) Federal Reserve Board margin regulations; and (iv) any antifraud, environmental, labor, tax, pension, employee benefit, antiterrorism, money laundering, investment company, insurance, antitrust, securities or intellectual property Laws.
B.When used in this letter, the phrases “known to us”, “to our knowledge” and similar phrases (i) mean the conscious awareness of facts or other information by (a) the lawyer in our firm who signed this letter, (b) any lawyer in our firm actively involved in negotiating and preparing the Loan Documents and (c) solely as to information relevant to a particular opinion, issue or confirmation regarding a particular factual matter, any lawyer in our firm who is primarily responsible for providing the response concerning that particular opinion, issue or confirmation; and (ii) do not require or imply (a) any examination of this firm’s, any such lawyer’s or any other Person’s files, (b) that any inquiry be made of the client, any lawyer (other than the lawyers described above) or any other Person or (c) any review or examination of any agreements, documents,

To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto
May 8, 2013

certificates, instruments or other papers (including, but not limited to, the exhibits and schedules to the Loan Documents and the various papers referred to in or contemplated by the Loan Documents and the respective exhibits and schedules thereto) other than the Loan Documents, the company records referred to in the second paragraph of this letter and the agreements and instruments of the Borrowers listed on Schedule I hereto.
C.The opinions expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally from time to time in effect; (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) principles of commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; and (v) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution. Although it appears that the requirements of Section 5-1401 of the New York General Obligations Law have been met, we express no opinion on whether the choice of law provision in Section 9 of the Amendment or Section 8.09 of the Credit Agreement would raise any issues under the United States constitution or in equity that would affect whether courts in New York would enforce the choice of New York law to govern the Amendment or the Credit Agreement. We also have assumed that the choice of law of the State of New York as the governing law of the Amendment and the Credit Agreement would not result in a violation of an important public policy of another state having greater contacts with the transactions contemplated by the Loan Documents than the State of New York.
D.This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to any Borrower or any other Person or any other circumstance occurring after the date hereof. This letter is limited to the matters expressly stated herein, and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.
E.We have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any matter relevant to this letter.
F.We express no opinion as to (i) the financial condition or solvency of any Borrower; (ii) the compliance of the Loan Documents or the transactions contemplated thereby with, or the effect on any of the opinions expressed herein of, the antifraud provisions of Federal and state securities Laws; (iii) the compliance of the transactions contemplated by the Loan Documents with any Laws applicable to any Person other than the Borrowers; (iv) the ability (financial or otherwise) of any Borrower or any other Person to meet its obligations under the Loan Documents; (v) the conformity of the Loan Documents to any term sheet or commitment letter; or (vi) any provision of any Loan Document that would, to the extent not permitted by applicable Law, restrict, waive access to or vary legal or equitable remedies or defenses (including, but not limited to, a right to notice of and hearing on matters relating to prejudgment remedies, service of process, proper jurisdiction and venue, forum non conveniens and the right to trial by jury) or the right to collect damages (including, but not limited to, actual, consequential, special, indirect, incidental, exemplary and punitive damages). In addition, we express no opinion as to any breach of or default under any

To the Lenders party to the within-mentioned Credit Agreement,
The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto
May 8, 2013

agreement or instrument of any Borrower listed on Schedule I hereto to the extent any such breach or default is determined by reference to any numerical ratio (financial or otherwise), borrowing base calculation, percentage or dollar amount limitation or other financial, accounting or similar calculation or determination.
G.For purposes of this letter, the phrase “transactions of the type contemplated by the Loan Documents” and similar phrases mean (i) the making of Advances and the issuance of Letters of Credit by the Lenders party to the Credit Agreement and (ii) the performance by the Borrowers of their respective obligations under the Loan Documents.
H.This letter is solely for your benefit, and no other Person (other than your permitted successors and assigns under the Credit Agreement) shall be entitled to rely upon this letter. Without our prior written consent, this letter may not be quoted, in whole or in part, or otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other Person; provided, however, a copy of this letter may be provided to (i) counsel for the addressees hereof, (ii) your auditors and (iii) regulatory agencies having jurisdiction over you.
Very truly yours,

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Schedule I

The Cleveland Electric Illuminating Company Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)	Indenture, dated as of December 1, 2003, between The Cleveland Electric Illuminating Company (“CEI”) and JPMorgan Chase Manhattan Bank, as Trustee.

(c)
Mortgage and Deed of Trust, dated July 1, 1940, from CEI to Guaranty Trust Company of New York (now The Chase Manhattan Bank (National Association)), as Trustee, under which JPMorgan Chase Bank, N.A., is successor trustee, as heretofore amended and supplemented by eighty-nine supplemental indentures thereto, and the First Mortgage Bonds, 8.875% Series due 2018, issued and outstanding thereunder.

FirstEnergy Corp. Reviewed Agreements

(a)
Indenture, dated November 15, 2001, between FirstEnergy Corp. (“FirstEnergy”) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon), as Trustee, and the outstanding notes issued thereunder;

(b)
Guaranty Agreement, dated as of October 18, 2012, made by each of FirstEnergy, Global Mining Group, LLC, Global Coal Sales Group, LLC, Global Rail Group, LLC and Signal Peak Energy, LLC, as guarantors and Union Bank, N.A., as Administrative Agent and as Collateral Agent for the lenders under that certain Credit Agreement, dated as of October 18, 2012 of Global Mining Holding Company, LLC, as borrower;

(c)
Letter of Credit Agreement and Reimbursement Agreement, dated as of February 12, 2009, among FirstEnergy, the lenders parties thereto and Wachovia Fixed Income Structured Trading Solutions, LLC (“FIST”), as Administrative Agent and Fronting Bank, and the letter of credit issued by FIST thereunder in favor of Wachovia Bank, National Association, relating to $135,550,000 aggregate principal amount of Ohio Water Development Authority (“OWDA”) State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-B (FirstEnergy Nuclear Generation Corp. Project);

(d)
Letter of Credit Agreement and Reimbursement Agreement, dated as of February 12, 2009, among FirstEnergy, the lenders parties thereto, as Lender, and FIST, as Administrative Agent and Fronting Bank, and the letter of credit issued by FIST thereunder in favor of Wachovia Bank, National Association, relating to $15,500,000 aggregate principal amount of Ohio Air Quality Development Authority (“OAQDA”) State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-B (FirstEnergy Nuclear Generation Corp. Project);

(e)
$166,000,000 Credit Agreement, dated as of April 22, 2009, among FirstEnergy, the lenders parties thereto, Citicorp USA, Inc. (“CUSA”), as Administrative Agent and Issuing Bank, and The Bank of New York Mellon, as Paying Agent, and the letter of credit issued by CUSA thereunder in favor of Citibank, N.A.;

(f)	$86,760,080 Letter of Credit Facility Agreement, dated as of June 12, 2009, between FirstEnergy and JPMorgan Chase Bank, N.A., as L/C Participant, Administrative Agent and Issuing Lender;

(g)
$161,451,883 Amended and Restated Reimbursement Agreement, dated as of June 26, 2009, among Ohio Edison Company (“OE”), FirstEnergy, as Guarantor, the Banks parties thereto and U.S. Bank National Association, as Administrative Agent, Collateral Agent and Fronting Bank;

(h)	Indenture (For Unsecured Debt Securities), dated as of June 26, 2009, between FirstEnergy and The Bank of New York Mellon Trust Company, N.A., as trustee;

(i)
Facility Credit Agreement, dated as of March 16, 2011, among FirstEnergy, FirstEnergy Generation Corp. (n/k/a FirstEnergy Generation, LLC)(“FG”) and UBS AG, Stamford Branch relating to $56,600,000 aggregate principal amount of Beaver County Industrial Development Authority Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Generation Corp. Project);

(j)
Facility Credit Agreement, dated as of March 31, 2011, among FirstEnergy, FG and UBS AG, Stamford Branch Agreement relating to $50,000,000 aggregate principal amount of OAQDA State of Ohio Pollution Control Revenue Refunding Bonds, Series 2009-B (FirstEnergy Generation Corp. Project);

(k)
Facility Credit Agreement, dated as of March 31, 2011, among FirstEnergy, FirstEnergy Nuclear Generation Corp. (n/k/a FirstEnergy Nuclear Generation, LLC)(“NG”) and UBS AG, Stamford Branch relating to $46,500,000 aggregate principal amount of OWDA State of Ohio Pollution Control Revenue Refunding Bonds, Series 2010-C (FirstEnergy Nuclear Generation Corp. Project);

(l)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto;

(m)
Credit Agreement, dated as of April 8, 2011, as amended as of December 21, 2012, among FirstEnergy, the lenders party thereto and The Royal Bank of Scotland Finance (Ireland), as Administrative Agent for the lenders; and

(n)
Fourth Amended and Restated Non-Utility Money Pool Agreement, dated as of January 10, 2013, by and among FirstEnergy, FirstEnergy Service Company, Allegheny Energy, Inc., Allegheny Energy Supply Company, LLC, FirstEnergy Fiber Holdings Corp., FirstEnergy Nuclear Operating Company, FirstEnergy Solutions Corp. (for itself and its subsidiaries), FG (for itself and its subsidiary), NG, FirstEnergy Ventures Corp. (for itself and its subsidiaries), FirstEnergy Transmission, LLC (f/k/a Allegheny Energy Transmission, LLC), FELHC, Inc., FirstEnergy Properties, Inc., GPU Nuclear, Inc., OES Ventures, Incorporated and The Toledo Edison Capital Corporation.

Jersey Central Power & Light Company Reviewed Agreements

(a)
Indenture, dated as of May 18, 1999, between Jersey Central Power & Light Company (“JCP&L”) and The Bank of New York Mellon Trust Company, N.A., as successor trustee to United States Trust Company of New York, as amended and supplemented by the First Supplemental Indenture, dated October 31, 2007, among JCP&L, The Bank of New York, as Resigning Trustee, and The Bank of New York Trust Company, N.A., as Successor Trustee, and the senior notes outstanding thereunder; and

(b)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

Metropolitan Edison Company Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)
Indenture, dated July 1, 1999, between Metropolitan Edison Company (“ME”) and The Bank of New York Mellon Trust Company, N.A., as successor trustee, as amended and supplemented, and the notes outstanding thereunder.

(c)
Pollution Control Facilities Loan Agreement, dated as of November 1, 2005, between the Beaver County Industrial Development Authority and ME, the Pollution Control Facilities Note (Beaver County Industrial Development Authority), Series 2005-A, dated as of November 1, 2005, issued by ME pursuant thereto, and the related Letter of Credit Reimbursement Agreement, dated as of April 22, 2008 and amended as of October 7, 2008, between ME and The Bank of Nova Scotia.

Monongahela Power Company Reviewed Agreements

(a)	Indenture, dated as of May 15, 1995, between MP and The Bank of New York Mellon, as Trustee;

(b)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto; and

(c)	Mortgage Indenture, dated as of August 1, 1945, between MP, as Issuer and City Bank Farmers Trust Company, as Trustee, and the outstanding first mortgage bonds issued thereunder.
Ohio Edison Company Reviewed Agreements

(a)
$161,451,883 Amended and Restated Reimbursement Agreement, dated as of June 26, 2009, among OE, FirstEnergy, as Guarantor, the Banks parties thereto and U.S. Bank National Association, as Administrative Agent, Collateral Agent and Fronting Bank;

(b)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto; and

(c)
$31,060,987 Letter of Credit Reimbursement Agreement, dated as of January 11, 2013, between OE and Wells Fargo Bank, National Association in connection with the sale leaseback financing of Perry Nuclear Power Plant Unit No. 1.

(d)	The following exhibits included in OE’s Annual Report on Form 10-K for the year ended December 31, 2012: Exhibits 4-1, 4-2, 10-11 through 10-109, 10-116 and 10-117.
Pennsylvania Electric Company Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)
Indenture, dated as of April 1, 1999, as amended, by and between Pennsylvania Electric Company and United States Trust Company of New York, as trustee, under which The Bank of New York Mellon is the successor trustee.

Pennsylvania Power Company Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)	Loan agreement related to PCN Series Notes due November 1, 2020 and PCN Series Notes due November 1, 2025.
The Potomac Edison Company Reviewed Agreements

(a)	Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service

Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.
The Toledo Edison Company Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)	Indenture, dated as of November 1, 2006, between The Toledo Edison Company and The Bank of New York Trust Company, N.A. and the notes issued and outstanding thereunder.
West Penn Power Company Reviewed Agreements

(a)
Revised and Restated Utility Money Pool Agreement, dated as of September 21, 2011, among FirstEnergy, FirstEnergy Service Company, Allegheny Energy Service Corporation, and the FirstEnergy Utility Subsidiaries identified on the signature page thereto.

(b)	Third Supplemental Indenture, dated April 12, 2012, and effective as of April 16, 2012, between West-Penn Power Company and Union Bank, N.A. (f/k/a Union Bank of California, N.A.).

(c)
First Mortgage Indenture, dated as of April 16, 2006, by and between West-Penn Power Company and Union Bank, N.A. (as successor trustee to Union Bank of California, N.A.) and the outstanding FMB 3.34% Series Notes due April 15, 2022 issued thereunder.

EXHIBIT B-2
Form of Opinion of Morgan, Lewis and Bockius LLP

[LETTERHEAD OF MORGAN, LEWIS AND BOCKIUS LLP]

May 8, 2013
To the Lenders party to the within-mentioned
Credit Agreement, The Royal Bank of Scotland plc, as
Administrative Agent for the Lenders thereunder,
the fronting banks party thereto and
the swing line lenders party thereto
Re:    Amendment, dated May 8, 2013, to the
    Credit Agreement dated as of June 17, 2011 and as amended as of May 8, 2012
Ladies and Gentlemen:
We have acted as special New Jersey counsel for Jersey Central Power & Light Company, a New Jersey corporation (the “Company”), in connection with the Amendment, dated May 8, 2013 (the “2013 Amendment”) to the Credit Agreement, dated as of June 17, 2011 (the “Original Credit Agreement” and as amended by the Amendment, dated as of May 8, 2012 (the “2012 Amendment”) and the 2013 Amendment, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto. Terms defined in the Credit Agreement are used herein as therein defined, unless otherwise defined herein. This opinion letter is being delivered to you pursuant to Section 4(a)(viii) of the 2013 Amendment.
In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, corporate resolutions of the Company and such other documents and records, and other instruments as we have deemed appropriate for purposes of the opinions set forth herein, including the following documents (the 2013 Amendment, the Credit Agreement, the 2013 Amendment Fee Letter and the Notes delivered by the Company on the date hereof are referred to herein as the “Loan Documents”):
(a)    the 2012 Amendment;
(b)    the 2013 Amendment; and
(c)    the Original Credit Agreement.
We have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity

May 8, 2013

of the originals of all documents submitted to us as copies. We have also assumed that the Loan Documents constitute valid and binding obligations of each party thereto other than the Company.
As to any facts that are material to the opinions hereinafter expressed that we did not independently establish or verify, we have relied without investigation upon the representations of the Company contained in the Loan Documents and upon certificates of officers of the Company.
In rendering the opinions set forth herein, whenever a statement or opinion set forth therein is qualified by “to our knowledge,” “known to us” or by words of similar import, it is intended to indicate that, during the course of our representation of the Company in the subject transaction, no information has come to the attention of those lawyers in our firm who have rendered legal services in connection with such transaction that gives us actual knowledge of the inaccuracy of such statement or opinion.
Based upon and subject to the foregoing, and to the limitations and qualifications described below, we are of the opinion that:
1.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey, and has all corporate powers required to carry on its business as now conducted and to maintain and operate its property and business.
2.    No Governmental Action of any Governmental Authority of the State of New Jersey is or will be required for (a) the due execution or delivery by the Company of any Loan Document or the performance by the Company of its obligations thereunder or (b) the consummation by the Company of any transaction contemplated by the Loan Documents, other than such Governmental Action as may be required as a condition to the exercise by the Company of its rights under Section 2.06(b) or Section 2.07 of the Credit Agreement and such Governmental Action as may be required after the date hereof in connection with the performance by the Company of the general covenants set forth in Sections 5.01(a) and (b) of the Credit Agreement.
3.    The execution and delivery by the Company of each of the Loan Documents, the performance by the Company of its obligations under the Loan Documents, the consummation by the Company of the transactions contemplated by any Loan Document, and compliance by the Company with the provisions thereof, will not result in (a) a breach or violation of, or conflict with, any of the provisions of its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or (b) a breach or violation of, or conflict with, any New Jersey State law, rule or regulation, or any determination of which we are aware of a New Jersey State court, regulating authority or other Governmental Authority of the State of New Jersey applicable to the Company, now in effect and customarily applicable to transactions of the type contemplated in the Loan Documents.
4.    The execution, delivery and performance by the Company of each of the Loan Documents are within its corporate powers, have been duly authorized by all necessary corporate action on the part of the Company and did not, do not, and will not require the consent or approval of the Company's shareholders. The 2013 Amendment, the Original Credit Agreement, the 2013 Amendment Fee Letters and the Notes delivered by the Company on the date hereof have each been duly executed and delivered by the Company.

May 8, 2013

The opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:
A.The opinions expressed herein are subject to bankruptcy, insolvency, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally and general principles of equity.
B.Provisions of the Loan Documents relating to indemnification or exculpation may be limited by public policy or by law.
C.The opinions expressed in this opinion letter are limited to the laws of the State of New Jersey, and we express no opinion with respect to the laws of any other state or jurisdiction.
D.For purposes of our opinions in paragraph 1 hereof as to the valid existence and good standing of the Company, we have relied solely upon a good standing certificate issued by the appropriate authority in the subject jurisdiction.
E.We call to your attention to the fact that the Loan Documents state that they are governed by the law of the State of New York. We have made no investigation of New York law nor consulted with counsel admitted to practice law in the State of New York.
F.For purposes of the opinion in paragraph 3, we have considered only such laws and regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Loan Documents.
G.We have assumed, for purposes of the opinions expressed in paragraphs 2 and 3, that (i) borrowings by the Company under the Credit Agreement will not cause it to exceed the limitation, if any, on outstanding unsecured indebtedness permitted by its Amended and Restated Certificate of Incorporation, and (ii) no indebtedness under the Credit Agreement shall be payable, or extended or renewed so as to be payable, more than twelve months from the original date of borrowing.
This opinion letter is effective only as of the date hereof. We do not assume responsibility for updating this opinion letter as of any date subsequent to its date, and we assume no responsibility for advising you of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter or from the discovery, subsequent to the date of this opinion letter, of information not previously known to us pertaining to the events occurring prior to such date.
This opinion letter is furnished by us solely for the benefit of the Administrative Agent, the Lenders, the fronting banks, the swing line lenders and their respective successors and permitted assigns and participants pursuant to the Credit Agreement, and this opinion letter may not be relied upon by such parties for any other purpose or by any other person or entity for any purpose whatsoever. This opinion letter is not to be quoted in whole or in part or otherwise referred to or used or furnished to any other person, except as may be required by any governmental authority or pursuant to legal process and except by counsel for the addressees hereof, who may include a copy of this opinion

May 8, 2013

letter in a closing letter relating to the 2013 Amendment, and by auditors of the addressees hereof, without our express written consent.
Very truly yours,

EXHIBIT B-3
Form of Opinion of Hunton & Williams LLP

The Royal Bank of Scotland plc,
as Administrative Agent for the Lenders (as defined below)

The Lenders party to the Credit Agreement (as defined below)

The Potomac Edison Company:
Amendment to Credit Agreement
Ladies and Gentlemen:
We have acted as special counsel in the Commonwealth of Virginia to The Potomac Edison Company, a Virginia and Maryland corporation (the “Company”), in connection with the financing transactions contemplated by that certain Amendment dated as of May 8, 2013 (the “2013 Amendment”), by and among the Company, FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, West Penn Power Company, the banks, financial institutions and other institutional lenders party thereto from time to time (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein without definitions shall have the meanings given to them in the Credit Agreement (as defined below). This opinion is being furnished to you pursuant to Section 4(a)(ix) of the Amendment.
In connection with the foregoing, we have examined executed counterparts or facsimile or photostatic copies of executed counterparts of the following documents:
1.    the Credit Agreement dated as of June 17, 2011, by and among the Company, FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, American Transmission Systems, Incorporated, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, West Penn Power Company, the Lenders and the Administrative Agent (as amended by the Amendment dated May 8, 2012 (the “2012 Amendment”) and the 2013 Amendment, the “Credit Agreement”);
2.    the Promissory Notes dated as of May 8, 2013 executed and delivered by the Company (the “Notes”);
3.     the 2012 Amendment;
4.    the 2013 Amendment;
5.    the Company’s Articles of Restatement adopted by unanimous consent of the shareholders on April 19, 2000, certified by an officer of the Company on the date hereof (the

The Royal Bank of Scotland plc,
as Administrative Agent
May 8, 2013

“Articles”), and the By-laws, as amended through February 28, 2012 (the “Bylaws” and, together with the Articles, the “Governing Documents”);
6.    the resolutions from the Annual Organization Meeting of the Board of Directors of the Company dated May 18, 2011, approving the transactions contemplated by the Credit Agreement (the “2011 Resolutions”);
7.    the resolutions from the Meeting of the Board of Directors of the Company held January 27, 2012 (the “2012 Resolutions” and, together with the 2011 Resolutions, the “Resolutions”); and
8.    the certificate of good standing dated May 6, 2013, issued by the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) with respect to the Company (the “Good Standing Certificate”).
The documents referenced in Paragraphs 2 and 4 above may be referred to collectively herein as the “Opinion Documents.”
We have also examined originals or copies of such other agreements, corporate records, instruments and certificates (including the Opinion Certificate attached hereto as Exhibit A), certificates of public authorities and such matters of law as we have deemed necessary for the purpose of rendering this opinion. To the extent we deemed necessary for purposes of this opinion, we have relied upon (i) the statements and representations of officers of the Company as to factual matters, (ii) the corporate records provided to us by such officers and (iii) certificates and other documents obtained from public officials. We have relied as to factual matters on the representations and warranties contained in the Opinion Documents and the Credit Agreement, and we have assumed the completeness and accuracy of all such representations and warranties as to factual matters.
We have assumed the genuineness of all signatures, the legal capacity of all individuals who have executed all documents we have reviewed, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified, photostatic, reproduced or conformed copies. We have also assumed that the documents have been duly authorized, executed and delivered by each of the parties thereto (other than the Company, solely in respect of authorization of the Opinion Documents under Virginia law as expressly covered in opinion paragraph 3 below) and are enforceable in accordance with their terms against such parties and that the execution, delivery and performance of the documents by each of the parties thereto (other than the Company, solely in respect of Virginia law matters expressly covered in the opinions set forth in opinion paragraph 2 and opinion paragraph 4 below) does not and will not result in a breach of, or constitute a default under, any agreement, instrument or other document to which such party is a party.
In rendering this opinion, our examination of matters of law has been limited to, and we express no opinion as to the law of any jurisdiction other than, the laws of the Commonwealth of Virginia.

The Royal Bank of Scotland plc,
as Administrative Agent
May 8, 2013

Based upon the foregoing, and such other documents and matters as we have deemed necessary and appropriate to render the opinions set forth below, and subject to the limitations, assumptions and qualifications noted herein, we are of the opinion that:
1.    The Company is a corporation validly existing in the Commonwealth of Virginia and has the Virginia corporate power and authority to execute and deliver the Opinion Documents and to perform its obligations thereunder and under the Credit Agreement. Based solely on the Good Standing Certificate, the Company is in good standing under the laws of the Commonwealth of Virginia as of the date of such certificate.
2.    The execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each of the Opinion Documents and the Credit Agreement and consummation of the transactions contemplated thereby do not violate the Governing Documents.
3.    The execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each of the Opinion Documents and the Credit Agreement and consummation of the transactions contemplated thereby have been duly authorized by all necessary Virginia corporate action of the Company. The Opinion Documents have been duly executed and delivered by the Company. We note that the Resolutions authorize borrowings under the Credit Agreement during calendar year 2013 and thereafter until the Board of the Company adopts subsequent short-term indebtedness financing resolutions.
4.    We express no opinion with regard to any additional Virginia corporate approvals or consents that may be required to be obtained by the Company in connection with (i) any borrowings requested by the Company after the calendar year 2013 until May 8, 2018, as permitted by the 2013 Amendment, or (ii) the exercise by the Company of its rights under Section 2.06(c) of the Credit Agreement and the opinion set forth in this opinion paragraph 3 is subject in all respects to the foregoing qualifications and exclusions.
5.    The execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each Opinion Document and the Credit Agreement and consummation of the transactions contemplated thereby, do not violate any Virginia law, rule or regulation that we, based on our experience, recognize as applicable to the Company in a transaction of this type.
6.    No filing with, notice to, or consent, approval, authorization or order of any governmental authority of the Commonwealth of Virginia is required to be made or obtained in connection with the execution and delivery of the Opinion Documents by the Company, the performance by the Company of its obligations under each Opinion Document and the Credit Agreement and the consummation of the transactions contemplated thereby.
We express no opinion regarding (1) compliance with any telecommunications law, (2) the laws of any municipality or any local government within any state, (3) antitrust and unfair competition laws, (4) securities laws and regulations, (5) environmental laws or regulations, (6) zoning or land use laws or regulations, (7) fiduciary duties, (8) pension and employee benefit laws and regulations, (9) tax laws and regulations, (10) labor laws and regulations, (11) federal

The Royal Bank of Scotland plc,
as Administrative Agent
May 8, 2013

contract law, (12) the USA Patriot Act of 2001 and the rules, regulations and policies promulgated thereunder and any foreign assets control regulations of the United States Treasury Department or any enabling legislation or orders relating thereto or similar laws, rules or regulations, (13) the effect of racketeering or criminal or civil forfeiture laws, (14) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations thereunder or (15) commodities laws, including any document or provision constituting a ‘swap’ within the meaning of the Commodity Exchange Act of 1936, as amended, or any part thereof.
We have assumed for purposes of the opinions given in Paragraphs 2, 4 and 5 above that (i) the Company will obtain all permits and governmental approvals required in the future, and take all actions similarly required, relevant to subsequent consummation of the transactions contemplated by the Opinion Documents and the Credit Agreement or performance of the Opinion Documents and the Credit Agreement and (ii) all parties to the Opinion Documents and the Credit Agreement will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions thereof.
We express no opinion as to any accounting, financial or economic matters or the accuracy as to factual matters of any representation, warranty, data or other information, whether oral or written, that may have been made by any entity involved in the transaction described above, whether named herein or otherwise.
The opinions expressed in this letter are solely for the use of the Administrative Agent, the Lenders and their successors and permitted assigns and it may not be relied upon by any other person, firm or entity. Copies of this opinion may be furnished to, but not relied upon by, (i) your independent auditors, advisors and legal counsel, (ii) any person conducting a due diligence inquiry with respect to any addressee hereof, or (iii) any person in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body and its successor and assigns, and may not be relied on by any other person without our prior written approval. At your request, we hereby consent to reliance hereon by any future permitted assignee (“Additional Lender”) of the addressees' interest in the Loans, on the condition and understanding that (i) in no event shall any Additional Lender have any greater rights with respect hereto than the original addressees of this letter on the date hereof nor, in the case of any Additional Lender that becomes a Lender by assignment, any greater rights than its assignor, (ii) in furtherance and not in limitation of the foregoing, our consent to such reliance shall in no event constitute a reissuance of the opinions expressed herein or otherwise extend any statute of limitations period applicable hereto on the date hereof, and (iii) any such reliance also must be actual and reasonable under the circumstances relating to changes in law, facts of any other developments known to or reasonably knowable by such Additional Lender at such time. This opinion speaks as of its date and does not purport to address matters which may arise after such date. We expressly disclaim any obligation to advise you of any changes of law or facts that may hereafter come or be brought to our attention which would alter the opinions or advice herein set forth.
This opinion is being delivered and should be understood with reference to customary practice.  See "Statement on the Role of Customary Practice in the Preparation and Understanding of Third-Party Legal Opinions," 63 BUS. LAW. 1277 (2008).

The Royal Bank of Scotland plc,
as Administrative Agent
May 8, 2013

Finally, our opinions and advice set forth herein are limited to the matters expressly set forth herein, and no opinion or advice is implied or may be inferred beyond the matters expressly so stated.
Very truly yours,

Exhibit A
Opinion Certificate
Attached.

THE POTOMAC EDISON COMPANY
OPINION CERTIFICATE
May 8, 2013
This certificate is being delivered in connection with the transactions contemplated by that certain Amendment dated as of May 8, 2013 (the “Amendment”), by and among The Potomac Edison Company, a Virginia and Maryland corporation (the “Company”), FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, West Penn Power Company, the banks, financial institutions and other institutional lenders party thereto from time to time (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders, the fronting banks party thereto and the swing line lenders party thereto. The undersigned hereby certifies to Hunton & Williams LLP in connection with the legal opinions to be rendered by it with respect to the Amendment and the transactions contemplated thereby as follows:

1.
I am the duly qualified and elected Assistant Corporate Secretary of the Company, and that, as such, I am authorized to execute this certificate on behalf of the Company. The signature appearing below is my genuine signature.

2.
Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Restatement of the Company as in effect as of the date hereof. No amendment to such Articles has been approved by the Board of Directors or shareholders of the Company.

3.
Attached hereto as Exhibit B is a true, complete and correct copy of the Bylaws of the Company as in effect as of the date hereof. Such Bylaws have not been amended or modified and are in full force and effect.

4.
Attached hereto as Exhibit C is a true, complete and correct copy of the duly adopted resolutions, dated January 27, 2012 (the “2012 Resolutions”), of the Board of Directors of the Company relating to the transactions contemplated by the Amendment. Such resolutions have not been rescinded or amended and are in full force and effect since their adoption to and including the date hereof. The resolutions from the Annual Organization Meeting of the Board of Directors of the Company dated May 18, 2011, approving the transactions contemplated by the Credit Agreement, were not amended, rescinded or revoked prior to the adoption of the 2012 Resolutions.

Attached hereto as Exhibit D is a Certificate of Good Standing issued by the State Corporation Commission of the Commonwealth of Virginia as of a recent date.

5.	The following named persons comprise, as of the date of the 2012 Resolutions, the duly elected, qualified and acting and complete Board of Directors of the Company on and as of such date:
Anthony J. Alexander
Mark T. Clark
Charles E. Jones

6.	The following persons are duly appointed officers of the Company and their signatures below are the true and correct signatures of such persons:

Name	Title	Signature
Steven R. Staub	Vice President and Treasurer	________________________

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Opinion Certificate as of May ____, 2013.

Name: Edward J. Udovich
Title: Assistant Corporate Secretary

EXHIBIT B-4
Form of Opinion of DLA Piper LLP (US)

May 8, 2013

To the Lenders party to the within-mentioned Amendment, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto

c/o The Royal Bank of Scotland plc, as Administrative Agent
600 Washington Boulevard
Stamford, Connecticut 06901

Re: Amendment to Credit Agreement
Ladies and Gentlemen:
We have served as special Maryland counsel to The Potomac Edison Company, a corporation incorporated in the State of Maryland and the Commonwealth of Virginia (the “Borrower”), in connection with that certain amendment dated as of May 8, 2013 (the “2013 Amendment”), among the Borrower, certain other borrowers named therein, the Lenders party thereto, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto and the swing line lenders party thereto. This opinion is being furnished to you at the request of the Borrower pursuant to Section 4(a)(x) of the 2013 Amendment. Capitalized terms used but not defined herein shall have the meanings assigned to them in that certain credit agreement dated as of June 17, 2011 (the “Original Credit Agreement,” and as amended by the amendment as of May 8, 2012 (the “2012 Amendment”) and by the 2013 Amendment, the “Amended Credit Agreement”), among the Borrower, FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, American Transmission Systems, Incorporated, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, West Penn Power Company, The Royal Bank of Scotland plc, as Administrative Agent for the Lenders thereunder, the fronting banks party thereto, the swing line lenders party thereto and the Lenders party thereto. We did not participate in the negotiation or drafting of any of the Loan Documents (as defined below).
In such capacity, we have reviewed the following documents (collectively, the “Documents”):

The Royal Bank of Scotland plc, as Administrative Agent, et al.

(a)    the Borrower’s Articles of Amendment and Restatement (Maryland) and Articles of Restatement (Virginia) as currently in effect (the “Charter”), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the “SDAT”);
(b)    the by-laws of the Borrower, as amended, as in effect on the date hereof (the “By-laws”), as certified by an officer of the Borrower;
(c)    the 2013 Amendment;
(d)    the Original Credit Agreement, the 2012 Amendment and the Notes delivered by the Borrower on the date hereof (the “Notes”) (collectively with the 2013 Amendment, the “Loan Documents”);
(e)    resolutions adopted by the Board of Directors of the Borrower relating to the approval of the Loan Documents (the “Board Resolutions”);
(f)    a good standing certificate for the Borrower, dated a recent date, issued by the SDAT;
(g)    a certificate executed by an officer of the Borrower, dated as of the date hereof (the “Officer’s Certificate”); and
(h)    such other documents as we have considered necessary to the rendering of the opinion expressed below.
In examining the Documents, and in rendering the opinion set forth below, we have assumed, without independent investigation, the following: (a) each of the parties to the Documents (other than the Borrower) has duly and validly authorized, executed and delivered each of the Documents and each instrument, agreement and other document executed in connection with the Documents to which such party (other than the Borrower) is a signatory and each such party's (other than the Borrower’s) obligations set forth in the Documents, are its legal, valid and binding obligations, enforceable in accordance with their respective terms; (b) each person executing any such instrument, agreement or other document on behalf of any such party (other than the Borrower) is duly authorized to do so; (c) each natural person executing any such instrument, agreement or other document is legally competent to do so; (d) the Documents accurately describe and contain the mutual understandings of the parties, there are no oral or written modifications of or amendments or supplements to the Documents and there has been no waiver of any of the provisions of the Documents by actions or conduct of the parties or otherwise; and (e) all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies or telecopies or portable document file (".PDF") copies conform to the original documents (and the authenticity of the originals of such copies), all signatures on all documents submitted to us for examination (and including signatures on photocopies, telecopies and .PDF copies) are genuine, and all public records reviewed are accurate and complete. We have also assumed that without in any way affecting any opinion previously delivered by us with respect to the Original Credit Agreement, the Original Credit Agreement and the 2012 Amendment continue to constitute the valid and binding obligations of each party thereto, enforceable against each such party in accordance

The Royal Bank of Scotland plc, as Administrative Agent, et al.

with their terms immediately prior to the amendment thereof and our delivery of this opinion to you. As to all factual matters relevant to the opinion set forth below, we have relied upon the representations and warranties made in the 2013 Amendment and in the Officer’s Certificate as to the factual matters set forth therein, which we assume to be accurate and complete, and on the written statements and representations of public officials and others and our review of the Documents.
Based upon and subject to the foregoing and having regard for such legal considerations we deem relevant, we are of the opinion that, as of the date hereof:
1.    The Borrower is validly existing as a corporation in good standing under the laws of the State of Maryland.
2.    The execution, delivery and performance by the Borrower of the 2013 Amendment and the Notes and the consummation by the Borrower of the transactions contemplated thereby and by the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of the Borrower. The 2013 Amendment and the Notes have been duly executed and delivered by the Borrower.
3.    The execution, delivery and performance by the Borrower of the 2013 Amendment and the Notes do not, and the performance by the Borrower of its obligations thereunder and under the Amended Credit Agreement will not, (a) violate the Charter or By-laws, (b) violate any law, rule or regulation of the State of Maryland, (c) violate or conflict with any consent, authorization, permit, approval, decision, order, judgment or determination of any Governmental Authority of the State of Maryland, (d) result in or require the creation or imposition of any Lien upon or with respect to any of the assets of the Borrower or (e) so far as is known to us, conflict with any notice to or any filing with any Governmental Authority of the State of Maryland made by the Borrower.
4.    No authorization or approval or other action by, and no notice to or filing by the Borrower with, any Governmental Authority of the State of Maryland pursuant to any law, rule, regulation, decision, order, judgment or determination of the State of Maryland or any Governmental Authority of the State of Maryland is required for the due execution, delivery, recordation, filing or performance by the Borrower of the 2013 Amendment and the Notes, or for the consummation of the transactions contemplated thereby and by the Amended Credit Agreement, except such Governmental Action as may be required after the date hereof in connection with the performance by the Borrower of the general covenants set forth in Section 5.01(a) and (b) of the Amended Credit Agreement.
In addition to those set forth above, this opinion is subject to additional assumptions, qualifications and limitations as follows:
(a)    We have made no investigation of, and we express no opinion as to, the laws of any jurisdiction other than the laws of the State of Maryland. Without limiting the generality of the foregoing sentence, we express no opinion as to

The Royal Bank of Scotland plc, as Administrative Agent, et al.

compliance with or the applicability or effect of any U.S. federal utility company laws. To the extent that any documents referred to herein are governed by the laws of a jurisdiction other than the State of Maryland, we have assumed that the laws of such jurisdiction are the same as the laws of the State of Maryland. We note that the 2013 Amendment is to be construed under the laws of the State of New York.
(b)    This opinion concerns only the effect of the laws (exclusive of the principles of conflict of laws) of the State of Maryland as currently in effect. We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if any facts or circumstances come to our attention after the date hereof that might change this opinion.
(c)    We express no opinion as to compliance with (i) the securities (or “blue sky”) laws of the State of Maryland, (ii) the land use or subdivision laws or regulations of the State of Maryland or any political subdivision thereof, (iii) the environmental laws or regulations of the State of Maryland or (iv) the pension and employee benefit laws or regulations of the State of Maryland.
(d)    This opinion is limited to the matters set forth herein, and no other opinion should be inferred beyond the matters expressly stated.
(e)    The phrase “known to us” is limited to the actual knowledge of the lawyers at our firm who have performed legal services in connection with the issuance of this opinion.
(f) We note that the Board Resolutions authorized borrowings under the Amended Credit Agreement during calendar years 2012 and 2013 and thereafter until the Board of Directors of the Borrower adopts subsequent “short-term indebtedness” financing resolutions. We express no opinion with regard to any additional State of Maryland corporate approvals or consents required by the Maryland General Corporation Law or any Governmental Authority of the State of Maryland that may be required to be obtained by the Borrower in connection with any Borrowings requested by the Borrower after the calendar year 2013, and our opinion in paragraph 2 above is subject in all respects to the foregoing qualification and exclusion.
(g) Our opinion expressed in paragraph 3 above is based upon our consideration of only those laws, rules, regulations or determinations of any Maryland State court, regulating authority or other Governmental Authority of the State of Maryland, if any, which are required under those Maryland statutes and regulations which a lawyer licensed in the State of Maryland who routinely represents companies similar to the Borrower would reasonably believe are normally applicable to transactions of the type described in the 2013 Amendment.
(h)    With respect to our opinion in paragraph 4, if the Borrower incurs Indebtedness under the Amended Credit Agreement maturing more than 364 days after the date of incurrence of such Indebtedness in accordance with the proviso in

The Royal Bank of Scotland plc, as Administrative Agent, et al.

Section 2.07 of the Amended Credit Agreement, then Governmental Action in the form of prior authorization and approval of the incurrence of such Indebtedness will be required by a Governmental Authority of the State of Maryland.
The opinion expressed herein is subject to the effect of judicial decisions which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.
This opinion is being furnished to you for your benefit and, accordingly, may not be relied upon by, quoted in any manner to, or delivered to any other person or entity (other than (i) your permitted successors and assigns under the Amended Credit Agreement, (ii) King & Spalding LLP, special New York counsel to the Administrative Agent, in connection with the opinion to be issued by it dated the date hereof, (iii) counsel for and auditors of each Lender and (iv) the federal and state banking authorities having authority over such Lender) without, in each instance, our prior written consent. Notwithstanding the foregoing, a copy of this opinion letter may be delivered to any person who becomes a Lender in accordance with the provisions of the Amended Credit Agreement, and a copy of this opinion letter may be included in a closing set relating to the Amended Credit Agreement. Any such person may rely on the opinion expressed above as if this opinion letter were addressed and delivered to such person on the date hereof.
Very truly yours,
DLA PIPER LLP (US)

EXHIBIT C
Form of Opinion of
Special New York Counsel to the Administrative Agent

May 8, 2013
The Royal Bank of Scotland plc, as administrative agent, the fronting banks, the swing line lenders and the lenders party to the Credit Agreement referred to below
Re:    FirstEnergy Corp., The Cleveland Electric Illuminating Company, Metropolitan     Edison Company, Ohio Edison Company, Pennsylvania Power Company, The     Toledo Edison Company, Jersey Central Power & Light Company,     Monongahela Power Company, Pennsylvania Electric Company, The Potomac     Edison Company and West Penn Power Company
Ladies and Gentlemen:
We have acted as special New York counsel to The Royal Bank of Scotland plc, individually and as administrative agent (the “Administrative Agent”), in connection with the preparation, execution and delivery of the Amendment, dated as of May 8, 2013 (the “2013 Amendment”), to the Credit Agreement, dated as of June 17, 2011 (the “Original Credit Agreement”, and as amended by the Amendment, dated as of May 8, 2012 (the “2012 Amendment”), and the 2013 Amendment, the “Credit Agreement”), among FirstEnergy Corp., an Ohio corporation, The Cleveland Electric Illuminating Company, an Ohio corporation, Metropolitan Edison Company, a Pennsylvania corporation, Ohio Edison Company, an Ohio corporation, Pennsylvania Power Company, a Pennsylvania corporation, The Toledo Edison Company, an Ohio corporation, Jersey Central Power & Light Company, a New Jersey corporation, Monongahela Power Company, an Ohio corporation, Pennsylvania Electric Company, a Pennsylvania corporation, The Potomac Edison Company, a Maryland and Virginia corporation and West Penn Power Company, a Pennsylvania corporation, the Administrative Agent, the fronting banks party thereto, the swing line lenders party thereto and the Lenders party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. This opinion letter is being delivered pursuant to Section 4(a)(xi) of the 2013 Amendment.
In that connection, we have examined (i) counterparts of the 2013 Amendment, the 2012 Amendment and the Original Credit Agreement (collectively, the “Opinion Documents”), each executed by the Borrowers, ATSI, the Lenders party thereto, the Swing Line Lenders, the Administrative Agent and the Fronting Banks, and (ii) the other documents furnished to the Administrative Agent pursuant to Section 4(a) of the 2013 Amendment, including (without limitation) the opinions of (A) Gina K. Gunning, Esq., Associate General Counsel of FE and counsel for the Borrowers, (B) Bradley A. Bingaman, Esq., Associate General Counsel of FE and counsel for the Borrowers, (C) DLA Piper LLP (US), special counsel to PE, (D) Hunton & Williams LLP,

2

special counsel to PE, (E) Morgan, Lewis & Bockius LLP, special counsel to JCP&L, and (F) Akin Gump Strauss Hauer & Feld LLP, special counsel to the Borrowers (collectively, the “Borrowers’ Counsel Opinions”).
In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents and the conformity to the originals of all such documents submitted to us as copies. We have also assumed that each of the Lenders, the Swing Line Lenders, the Fronting Banks and the Administrative Agent has duly executed and delivered, with all necessary power and authority (corporate and otherwise), each Opinion Document to which such Person is stated to be a party. We have further assumed that you have evaluated, and are satisfied with, the creditworthiness of the Borrowers and the business and financial terms evidenced by the Loan Documents.
To the extent that our opinions expressed below require conclusions as to, or otherwise involve or relate to, matters of law that are governed by laws other than the law of the State of New York, we have assumed without independent investigation or inquiry the correctness of all opinions as to such matters set forth in the Borrowers’ Counsel Opinions, and our opinions expressed below are subject to the same assumptions, qualifications and limitations with respect to such matters as set forth in the Borrowers’ Counsel Opinions. As to matters of fact, we have relied solely upon the documents we have examined as described above and have made no independent investigation or inquiry to confirm any such matters. We note that we do not represent the Borrowers, and accordingly, are not privy to the nature or character of their business. Accordingly, for purposes of rendering the opinions below we have assumed that the Borrowers are subject only to statutes, rules, regulations, judgments, orders and other requirements of law generally applicable to general business corporations doing business in the State of New York.
Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

(i)	Each of the 2013 Amendment and the Credit Agreement is the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms.

(ii)
While we have not independently considered the matters covered by the Borrowers’ Counsel Opinions to the extent necessary to enable us to express the conclusions stated therein, each of the Borrowers’ Counsel Opinions and the other documents furnished to the Administrative Agent pursuant to Section 4(a) of the 2013 Amendment are substantially responsive to the corresponding requirements set forth in Section 4(a) of the 2013 Amendment pursuant to which the same have been delivered.

Our opinions are subject to the following qualifications:

(a)
Our opinion in paragraph (i) above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law affecting creditors’ rights generally.

3

(b)
Our opinion in paragraph (i) above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(c)
We note further that, in addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties in the circumstances in question is determined to have constituted negligence.

(d)
We express no opinion herein as to (i) Section 8.06 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under Federal or state securities laws and (v) the enforceability of waivers by parties of their respective rights and remedies under law.

(e)
Our opinion in paragraph (i) is limited to the law of the State of New York and the Federal law of the United States, and we do not express any opinion herein concerning any other law. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of the Credit Agreement may be sought that limits the rates of interest legally chargeable or collectible.

(f)
In connection with any provision of the Credit Agreement whereby any Borrower submits to the jurisdiction of any court of competent jurisdiction, we note the limitations of 28 U.S.C. §§1331 and 1332 on Federal court of jurisdiction.

This opinion letter speaks only as of the date hereof, and we expressly disclaim any responsibility to advise you of any development or circumstance, including changes of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein. This opinion letter is furnished to the addressees hereof solely in connection with the transactions contemplated by the Credit Agreement, is solely for the benefit of the addressees hereof and may not be relied upon by any other Person or for any other purpose without our prior written consent. Notwithstanding the foregoing, this opinion letter may be relied upon by any Person that becomes a Lender after the date hereof in accordance with the provisions of the Credit Agreement as if this opinion letter were addressed and delivered to such Person on the date hereof. Any such reliance must be actual and reasonable under the circumstances existing at the time such Person becomes a Lender, taking into account any changes in law or facts and any other developments known to or reasonably knowable by such Person at such time.

Very truly yours,
AHC:kty:mgj